Exhibit 99.1

Navigators Reports First Quarter Earnings Up 18%

NEW YORK--(BUSINESS WIRE)--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $23,250,000 or $1.36 per share for the 2008 first quarter compared to net income of $19,672,000 or $1.17 per share for the 2007 first quarter. The 2008 first quarter results include a net realized capital loss of $76,000 or $0.00 per share and the 2007 first quarter results include a net realized capital gain of $201,000 or $0.01 per share.

Gross written premium and net written premium for the 2008 first quarter were $287,146,000 and $187,722,000, respectively, a decrease of 5% and an increase of 8%, respectively, from the comparable 2007 period.

The combined loss and expense ratio was 89.2% for the 2008 first quarter compared to 89.4% for the comparable 2007 period. The 2008 and 2007 first quarters’ combined ratios were reduced by 8.8 and 4.9 loss ratio points, respectively, for net loss reserve redundancies relating to prior periods. The 2008 first quarter net paid loss ratio was 32.7% compared to 31.3% for the comparable 2007 period.

Navigators’ Chief Executive Officer Stan Galanski commented, “We are pleased with the financial results and the operating performance of our organization during the first quarter. In an increasingly challenging environment, our underwriters continue to focus on risk quality, pricing discipline and underwriting integrity. While gross written premium is down, our net written premium growth reflects the ongoing impact of our strategy to selectively reduce reinsurance purchasing and increase the net retentions for our mature lines of business when prudent. Loss emergence patterns continue to be favorable, particularly in our construction liability business and at Lloyd’s. Both our cash flow and investment income were strong this quarter.”

Net investment income for the 2008 first quarter was $18,838,000, an increase of 16% from the comparable 2007 period. The pre-tax investment yield for the 2008 first quarter was 4.2% compared to 4.4% for the comparable 2007 period. The effective tax rate on net investment income was 26.4% for the 2008 first quarter compared to 28.4% for the comparable 2007 period.

Consolidated cash flow from operations for the 2008 first quarter was $59,652,000 compared to $20,078,000 for the comparable 2007 period.

During the 2008 first quarter, the Company repurchased 136,026 shares of its common stock at an average cost of $53.82 per share, for an aggregate amount of $7,321,000. At March 31, 2008 there is approximately $22.7 million remaining capacity from the $30 million stock repurchase program approved in October 2007.

Stockholders’ equity was $676,877,000 or $40.29 per share at March 31, 2008 compared to $662,106,000 or $39.24 per share at December 31, 2007. Statutory surplus of Navigators Insurance Company was $584,498,000 at March 31, 2008.

The Company will hold a conference call on Tuesday, April 29, 2008 starting at 8:30 a.m. ET to discuss the 2008 first quarter’s results. The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link.

To participate by telephone, the domestic dial-in number is 888-679-8040 and the international dial-in is 617-213-4851. The access code is 88285038. Participants may pre-register for the call at www.theconferencingservice.com/prereg/key.process?key=PG7FQHY8W. Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

The webcast will be available for replay on the "News & Events" page of Navigators' website.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent Form 10-K and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($'s in thousands, except per share data)

	Three Months Ended
	March 31,
Financial Highlights	2008	2007	Change

Gross written premium	$287,146	$300,861	-5%
Net written premium	187,722	173,019	8%

Revenues:
Net earned premium	155,740	139,046	12%
Commission income	261	408	-36%
Investment income	18,838	16,216	16%
Net realized capital gains (losses)	(76)	201	NM
Other income (expense)	11	(71)	NM
Total revenues	174,774	155,800	12%

Operating expenses:
Net losses and loss adjustment
expenses incurred	88,420	81,192	9%
Commission expense	20,948	17,099	23%
Other operating expenses	29,756	26,289	13%
Interest expense	2,217	2,215	NM
Total operating expenses	141,341	126,795	11%

Income before income taxes	33,433	29,005	15%

Income tax expense (benefit):
Current	10,306	9,276	11%
Deferred	(123)	57	NM
Income tax expense (benefit)	10,183	9,333	9%

Net income	$23,250	$19,672	18%

Per Share Data

Net income per common share:
Basic	$1.38	$1.17	17%
Diluted	$1.36	$1.17	17%

Average shares outstanding:
Basic	16,862	16,756
Diluted	17,052	16,884

Underwriting Ratios
Loss Ratio	56.8%	58.4%
Expense Ratio	32.4%	31.0%
Combined Ratio	89.2%	89.4%

Balance Sheet Data	Mar. 31, 2008	Dec. 31, 2007
Stockholders' equity	$676,877	$662,106	2%
Book value per share	$40.29	$39.24	3%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($'s in thousands)

	March 31,	December 31,
	2008	2007
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2008, $1,554,999; 2007, $1,508,489)	$1,570,971	$1,522,320
Equity securities, available-for-sale, at fair value (cost: 2008, $65,309; 2007, $65,492)	59,688	67,240
Short-term investments, at cost which approximates fair value	171,447	170,685
Cash	12,810	7,056
Total investments and cash	1,814,916	1,767,301

Premiums in course of collection	198,494	163,081
Commissions receivable	272	2,381
Prepaid reinsurance premiums	188,223	188,961
Reinsurance receivable on paid losses	74,183	94,818
Reinsurance receivable on unpaid losses and loss adjustment expenses	776,767	801,461
Net deferred income tax benefit	31,260	29,249
Deferred policy acquisition costs	53,450	51,895
Accrued investment income	15,867	15,605
Goodwill and other intangible assets	8,087	8,084
Other assets	20,756	20,935

Total assets	$3,182,275	$3,143,771

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,661,556	$1,648,764
Unearned premium	500,663	469,481
Reinsurance balances payable	139,331	161,829
Senior notes	123,702	123,673
Federal income tax payable	18,965	10,868
Payable for securities purchased	1,939	-
Accounts payable and other liabilities	59,242	67,050
Total liabilities	2,505,398	2,481,665

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	-	-
Common stock, $.10 par value, 50,000,000 shares authorized for 2008 and 50,000,000 for 2007; issued and outstanding: 16,798,542 for 2008 and 16,873,094 for 2007	1,693	1,687
Additional paid-in capital	294,146	291,616
Retained earnings	378,334	355,084
Treasury stock held at cost	(7,321)	-
Accumulated other comprehensive income (loss)	10,025	13,719
Total stockholders' equity	676,877	662,106

Total liabilities and stockholders' equity	$3,182,275	$3,143,771

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($'s in thousands)

Gross Written Premium:	First Quarter
Insurance Companies:	2008	2007	Change
Marine & Energy	$82,535	$86,856	-5%
Specialty	78,882	89,416	-12%
Professional Liability	19,287	20,482	-6%
Middle Markets	8,014	6,304	27%
Property/Other	2,878	5,816	NM
	191,596	208,874	-8%
Lloyd's Operations:
Marine	74,953	77,679	-4%
Professional Liability	10,670	5,478	95%
Property/Other	9,927	8,830	12%
	95,550	91,987	4%
Total	$287,146	$300,861	-5%

Net Written Premium:	First Quarter
Insurance Companies:	2008	2007	Change
Marine & Energy	$49,671	$45,736	9%
Specialty	53,944	54,585	-1%
Professional Liability	11,733	12,192	-4%
Middle Markets	6,526	3,969	64%
Property/Other	2,436	5,566	NM
	124,310	122,048	2%
Lloyd's Operations:
Marine	52,502	45,488	15%
Professional Liability	6,792	3,383	101%
Property/Other	4,118	2,100	96%
	63,412	50,971	24%
Total	$187,722	$173,019	8%

Net Earned Premium:	First Quarter
Insurance Companies:	2008	2007	Change
Marine & Energy	$33,226	$33,490	-1%
Specialty	56,669	49,042	16%
Professional Liability	14,073	13,037	8%
Middle Markets	5,697	4,570	25%
Property/Other	2,581	1,673	NM
	112,246	101,812	10%
Lloyd's Operations:
Marine	33,992	32,341	5%
Professional Liability	5,959	2,957	102%
Property/Other	3,543	1,936	83%
	43,494	37,234	17%
Total	$155,740	$139,046	12%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
March 31, 2008

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$191,596	$95,550		$287,146
Net written premium	124,310	63,412		187,722

Net earned premium	112,246	43,494		155,740
Net losses and loss adjustment expenses	(67,356)	(21,064)		(88,420)
Commission expense	(12,948)	(8,000)		(20,948)
Other operating expenses	(22,148)	(7,608)		(29,756)
Other income (expense)	258	14		272

Underwriting profit	10,052	6,836		16,888

Investment income	15,465	2,982	$391	18,838
Net realized capital gains	(102)	26		(76)
Interest expense			(2,217)	(2,217)
Income (loss) before income tax expense (benefit)	25,415	9,844	(1,826)	33,433

Income tax expense (benefit)	7,370	3,452	(639)	10,183
Net income (loss)	$18,045	$6,392	$(1,187)	$23,250

Loss and loss expenses ratio	60.0%	48.4%		56.8%
Commission expense ratio	11.5%	18.4%		13.5%
Other operating expenses ratio (1)	19.5%	17.5%		18.9%
Combined ratio	91.0%	84.3%		89.2%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
March 31, 2007

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$208,874	$91,987		$300,861
Net written premium	122,048	50,971		173,019

Net earned premium	101,812	37,234		139,046
Net losses and loss adjustment expenses	(61,340)	(19,852)		(81,192)
Commission expense	(11,083)	(6,016)		(17,099)
Other operating expenses	(18,769)	(7,520)		(26,289)
Other income (expense)	489	(152)		337

Underwriting profit	11,109	3,694		14,803

Investment income	13,654	2,151	$411	16,216
Net realized capital gains (losses)	243	(42)		201
Interest expense			(2,215)	(2,215)
Income (loss) before income tax expense (benefit)	25,006	5,803	(1,804)	29,005

Income tax expense (benefit)	7,911	2,054	(632)	9,333
Net income (loss)	$17,095	$3,749	$(1,172)	$19,672

Loss and loss expenses ratio	60.2%	53.3%		58.4%
Commission expense ratio	10.9%	16.2%		12.3%
Other operating expenses ratio (1)	18.0%	20.6%		18.7%
Combined ratio	89.1%	90.1%		89.4%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($'s in thousands)

	Three Months Ended March 31,2008
	Net	Losses
Insurance	Earned	and LAE	Underwriting	Loss	Expense	Combined
Companies:	Premium	Incurred	Expenses	Ratio	Ratio	Ratio
Marine & Energy	$33,226	$24,371	$11,062	73.4%	33.3%	106.7%
Specialty	56,669	29,480	15,498	52.0%	27.3%	79.3%
Professional Liability	14,073	8,905	5,098	63.3%	36.2%	99.5%
Middle Markets	5,697	4,284	1,989	75.2%	34.8%	110.0%
Property/Other	2,581	316	1,191	12.2%	46.1%	58.3%
	112,246	67,356	34,838	60.0%	31.0%	91.0%
Lloyd's Operations	43,494	21,064	15,594	48.4%	35.9%	84.3%
Total	$155,740	$88,420	$50,432	56.8%	32.4%	89.2%

	Three Months Ended March 31, 2007
	Net	Losses
Insurance	Earned	and LAE	Underwriting	Loss	Expense	Combined
Companies:	Premium	Incurred	Expenses	Ratio	Ratio	Ratio
Marine & Energy	$33,490	$20,323	$7,773	60.7%	23.2%	83.9%
Specialty	49,042	29,026	14,879	59.2%	30.3%	89.5%
Professional Liability	13,037	8,484	4,323	65.1%	33.1%	98.2%
Middle Markets	4,570	2,740	1,613	60.0%	35.3%	95.3%
Property/Other	1,673	767	775	NM	NM	NM
	101,812	61,340	29,363	60.2%	28.9%	89.1%
Lloyd's Operations	37,234	19,852	13,688	53.3%	36.8%	90.1%
Total	$139,046	$81,192	$43,051	58.4%	31.0%	89.4%

		Amounts		Loss Ratio
Net Incurred Loss Activity For the Three Months Ended:		Mar. 31 2008	Mar. 31 2007	Mar. 31 2008	Mar. 31 2007
Insurance Companies:
Loss and LAE payments		$34,164	$29,343	30.4%	28.8%
Change in reserves		33,192	31,997	29.6%	31.4%
Net incurred loss and LAE		67,356	61,340	60.0%	60.2%

Lloyd's Operations:
Loss and LAE payments		16,771	$14,117	38.6%	37.9%
Change in reserves		4,293	5,735	9.8%	15.4%
Net incurred loss and LAE		21,064	19,852	48.4%	53.3%

Total
Loss and LAE payments		50,935	43,460	32.7%	31.3%
Change in reserves		37,485	37,732	24.1%	27.1%
Net incurred loss and LAE		$88,420	$81,192	56.8%	58.4%

Impact of Prior Years Reserves		Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development For the Three Months Ended:		Mar. 31 2008	Mar. 31 2007	Mar. 31 2008	Mar. 31 2007
Insurance Companies		$8,500	$5,700	7.6%	5.6%
Lloyd's Operations		5,180	1,100	11.9%	3.0%
Total		$13,680	$6,800	8.8%	4.9%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($'s in thousands)

	Case	IBNR
Net Loss Reserves, March 31, 2008:	Reserves	Reserves	Total
Insurance Companies:
Marine & Energy	$103,002	$103,627	$206,629
Specialty	63,593	275,695	339,288
Professional Liability	23,195	53,278	76,473
Middle Markets	10,936	12,339	23,275
Property/Other	12,422	10,787	23,209
Total Insurance Companies	213,148	455,726	668,874
Lloyd's Operations:
Marine	95,940	87,360	183,300
Other	10,222	22,393	32,615
Total Lloyd's Operations	106,162	109,753	215,915

Total Net Loss Reserves	$319,310	$565,479	$884,789

	Case	IBNR
Net Loss Reserves, December 31, 2007:	Reserves	Reserves	Total
Insurance Companies:
Marine & Energy	$93,467	$103,500	$196,967
Specialty	53,276	268,485	321,761
Professional Liability	20,335	50,584	70,919
Middle Markets	11,469	10,329	21,798
Property/Other	12,790	11,446	24,236
Total Insurance Companies	191,337	444,344	635,681
Lloyd's Operations:
Marine	89,957	93,069	183,026
Other	7,485	21,111	28,596
Total Lloyd's Operations	97,442	114,180	211,622

Total Net Loss Reserves	$288,779	$558,524	$847,303

	Professional Liability
	Reported Claims or Notices of Potential Claims
	Related to Subprime Exposure
	March 31, 2008
	($'s in thousands)

The following table sets forth claims data and other information related to subprime exposure for our professional liability business. Our management believes that its reserves for losses and loss adjustment expenses are adequate to cover the ultimate costs for such loss contingencies related to subprime exposure for our professional liability business.

		Number	Average	Average	Average
		of	Gross	Net	Excess
		Claims (1)	Limit	Limit (2)	Attachment
	Primary:
	D&O Securities/Other Claims	-	$-	$-

	Excess:
	D&O Securities Claims	4	7,500	4,500	$37,500
	D&O Side A Securities Claims	2	5,000	3,500	137,500
	Other Claims	2	10,000	5,500	35,000

	Subtotal/Average	8	7,500	4,500

	Total	8	$7,500	$4,500

(1)

Claims data for professional liability policies written by the Insurance Companies. There are no reported claims or notices of potential claims reported for the Lloyd’s Operations. All policies are claims made. Defense costs are inside the limits of liability. There were no new claims or notices of potential claims reported during the three months ended March 31, 2008.

(2)	Amounts are net of reinsurance

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
March 31, 2008
($'s in thousands)

At March 31, 2008, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.2 years.  All of the Company’s mortgage-backed and asset-backed securities are rated AAA/Aaa by S&P and Moody’s except for four asset-backed securities approximating $5.3 million, three of which are rated A-/A3 and one rated BBB-/Baa3. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

At March 31, 2008, the Company owned two asset-backed securities approximating $0.4 million with subprime mortgage exposures.  The securities are rated AAA/Aaa and have an effective maturity of 0.7 years.  In addition, the Company owned eleven collateralized mortgage obligations approximating $18.5 million classified as Alt-A which is a credit category between prime and subprime.  The Alt-A bonds, also rated AAA/Aaa, have an effective maturity of 2.2 years.  Such subprime and Alt-A categories are as defined by S&P.  The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments at March 31, 2008:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Fixed maturities:

U.S. Government Treasury Bonds, GNMAs and foreign government bonds	$247,946	$11,885	$(101)	$236,162
States, municipalities and political subdivisions	572,056	9,224	(2,708)	565,540
Mortgage- and asset-backed securities:
Non-guaranteed government agency bonds	34,802	872	-	33,930
Mortgage-backed securities	228,621	3,940	(114)	224,795
Collateralized mortgage obligations	124,946	698	(6,107)	130,355
Asset-backed securities	58,786	817	(266)	58,235
Commercial mortgage-backed securities	111,458	132	(2,348)	113,674
Subtotal	558,613	6,459	(8,835)	560,989
Corporate bonds	192,356	3,555	(3,507)	192,308

Total fixed maturities	1,570,971	31,123	(15,151)	1,554,999

Equity securities - common stocks	59,688	3,699	(9,320)	65,309

Cash	12,810	-	-	12,810

Short-term investments	171,447	-	-	171,447

Total	$1,814,916	$34,822	$(24,471)	$1,804,565

The Navigators Group, Inc. and Subsidiaries
Investment Data
March 31, 2008
($'s in thousands)

The following three tables set forth our mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities by those issued by FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at March 31, 2008:

		Gross	Gross	Cost or
Mortgage-backed	Fair	Unrealized	Unrealized	Amortized
securities:	Value	Gains	(Losses)	Cost
FNMA	$170,909	$3,028	$(96)	$167,977
FHLMC	57,712	912	(18)	56,818
Prime	-	-	-	-
Alt-A	-	-	-	-
Subprime	-	-	-	-
Total	$228,621	$3,940	$(114)	$224,795

		Gross	Gross	Cost or
Collateralized mortgage	Fair	Unrealized	Unrealized	Amortized
obligations:	Value	Gains	(Losses)	Cost
GNMA	$517	$9	$-	$508
FNMA	10,836	261	-	10,575
FHLMC	13,062	373	-	12,689
Prime	82,013	55	(4,451)	86,409
Alt-A	18,518	-	(1,656)	20,174
Subprime	-	-	-	-
Total	$124,946	$698	$(6,107)	$130,355

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Asset-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$2,880	$182	$-	$2,698
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	55,528	635	(235)	55,128
Alt-A	-	-	-	-
Subprime	378	-	(31)	409
Total	$58,786	$817	$(266)	$58,235

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
March 31, 2008
($'s in thousands)

The Company owns securities credit enhanced by financial guarantors.  The following two tables set forth the amount of credit enhanced securities in the fixed maturities portfolio at March 31, 2008, identify the amount insured by each financial guarantor and identify the average underlying credit rating of such credit enhanced securities.

					Average
		Gross	Gross	Cost or	Underlying
	Fair	Unrealized	Unrealized	Amortized	Credit
Fixed maturities:	Value	Gains	(Losses)	Cost	Rating

Credit enhanced securities:
States, municipalities and political subdivisions	$318,022	$4,885	$(1,529)	$314,666
Mortgage & asset-backed securities	10,879	2	(250)	11,127
Corporate bonds	2,174	12	(29)	2,191
Total	$331,075	$4,899	$(1,808)	$327,984

Financial guarantors:
AMBAC	65,878	809	(561)	65,630	A+
Assured Guaranty LTD	3,952	20	-	3,932	A
FGIC	64,190	788	(232)	63,634	AA-
Financial Security Assurance	79,470	1,791	(270)	77,949	A+
MBIA	98,456	1,379	(578)	97,655	AA-
Radian Group, Inc	7,702	98	(41)	7,645	AA-
XL Capital	11,427	14	(126)	11,539	A
Total	$331,075	$4,899	$(1,808)	$327,984	AA-

The average underlying credit rating by bond insurer of the insured securities rated by S&P or Moody’s if such securities did not have the credit enhancing insurance is included in the “Underlying Credit Rating” column in the above table.  This average rating includes $22 million of prerefunded municipal bonds which have an implied rating of AAA but are not otherwise rated by S&P or Moody’s.  Such average ratings exclude a total of 40 credit enhanced securities approximating $29 million that do not have an underlying rating consisting of 20 municipal bonds approximating $16 million, 16 asset-backed securities approximating $11 million and 4 corporate bonds approximating $2 million.

CONTACT:
The Navigators Group, Inc.
Paul J. Malvasio, 914-933-6088
Executive Vice President and Chief Financial Officer
pmalvasio@navg.com
www.navg.com